UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 ------------

                        March 26, 2004 (March 24, 2004)
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               Date of Report (Date of earliest event reported)

                                 Revlon, Inc.
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            (Exact Name of Registrant as Specified in its Charter)

      Delaware                     1-11178                   13-366295
 --------------------      ------------------------    -------------------------
(State or Other              (Commission File No.)         (I.R.S. Employer
 Jurisdiction of                                             Identification
  Incorporation)                                                   No.)

           237 Park Avenue
           New York, New York                               10017
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         (Address of Principal                            (Zip Code)
           Executive Offices)

                                (212) 527-4000
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                (Registrant's telephone number, including area code)

                                     None
    -----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure

         On March 25, 2004, Revlon, Inc. ("Revlon") issued a press release announcing the consummation of its offers (the "Exchange Offers") to exchange any and all outstanding 8 1/8% Senior Notes due 2006, 9% Senior Notes due 2006 and 8 5/8% Senior Subordinated Notes due 2008 issued by Revlon Consumer Products Corporation and guaranteed by Revlon pursuant to an offering circular dated February 20, 2004. The press release also announced that, in accordance with Revlon's previously-announced debt reduction plan, MacAndrews & Forbes exchanged approximately $173 million of existing loans for shares of Revlon Class A common stock and exchanged or converted all of Revlon's outstanding Series A preferred stock and Series B convertible preferred stock for shares of Revlon Class A common stock. In addition, Revlon announced the appointment of two new directors, Kenneth L. Wolfe and Paul J. Bohan, to Revlon's Board of Directors.

         The press release further announced the amendment on March 24, 2004 of (i) the Support Agreement, dated as of February 11, 2004, between Revlon and Mafco Holdings Inc., as amended, (ii) the Support Agreement, dated as of February 11, 2004, between Revlon and Fidelity Management & Research Co., as amended, and (iii) the Investment Agreement, dated February 20, 2004, by and between Revlon and Mafco Holdings Inc. Copies of these amendments are attached hereto as Exhibits 10.31, 10.32 and 10.33, respectively.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibit No.           Description
     ----------            -----------

        10.31 Amendment, dated as of March 24, 2004, to the Support Agreement, dated as of February 11, 2004, between Revlon and Mafco Holdings Inc., as amended.

        10.32 Amendment, dated as of March 24, 2004, to the Support Agreement, dated as of February 11, 2004, between Revlon and Fidelity Management & Research Co., as amended.

        10.33 Amendment, dated as of March 24, 2004, to the Investment Agreement, dated as of February 20, 2004, by and between Revlon and Mafco Holdings Inc.

        99.1               Press Release dated March 25, 2004.



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                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                REVLON, INC.


                                                By: /s/ Robert K. Kretzman
                                                    ----------------------------
                                                Robert K. Kretzman
                                                Executive Vice President,
                                                General Counsel and
                                                Chief Legal Officer

Date: March  26, 2004

                                 EXHIBIT INDEX
                                 -------------


        Exhibit No.        Description
        -----------        -----------

           10.31 Amendment, dated as of March 24, 2004, to the Support Agreement, dated as of February 11, 2004, between Revlon and Mafco Holdings Inc., as amended.

           10.32 Amendment, dated as of March 24, 2004, to the Support Agreement, dated as of February 11, 2004, between Revlon and Fidelity Management & Research Co., as amended.

           10.33 Amendment, dated as of March 24, 2004, to the Investment Agreement, dated as of February 20, 2004, by and between Revlon and Mafco Holdings Inc.

           99.1            Press Release dated March 25, 2004.